SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     December 27, 2002
                                                 -----------------------------


                                DSET CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


New Jersey                           0-23611                     22-300022
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(State or Other Jurisdiction  (Commission File Number)         (IRS Employer
    of Incorporation)                                       Identification No.)


661 Shrewsbury Avenue
Shrewsbury, New Jersey                                            07702
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code        (732) 945-6000
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       (Former Name or Former Address, if Changed Since Last Report)


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     Item 5. Other Events.

     On December 30, 2002, DSET Corporation (the "Company") issued a press release announcing that it had closed the merger of the Company with and into NE Technologies Acquisition Corporation, a wholly owned subsidiary of NE
Technologies, Inc., following approval on Friday, December 27, 2002 of the merger by the shareholders of DSET. Pursuant to the terms of the merger, each outstanding share of DSET's Common Stock will be canceled and converted into the right to receive $0.30 per share in cash. The Company's Common Stock will no longer be traded on the OTC Bulletin Board or any other securities exchange, and the Company will become a privately owned company.

     Item 7. Exhibits.

     Exhibit No.    Description
     ----------     ------------

        99.1        Press release of DSET Corporation, dated December 30, 2002.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            DSET CORPORATION


                                        By: /s/ Bruce M. Crowell
                                            ---------------------------
                                           Name: Bruce M. Crowell
                                           Title: Chief Financial Officer


December 30, 2002

                                      -2-
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                                  Exhibit Index


     Exhibit No.    Description
     ----------     ------------

         99.1       Press release of DSET Corporation, dated December 30, 2002.